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                                                          Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


The Board of Directors
Pearle, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus incorporated herein by reference. Our report refers to a change in accounting for income taxes in 1994.


                                          /s/ KPMG Peat Marwick LLP

Dallas, Texas
July 18, 1997